                                                                       Exhibit 1


                      THE PACIFIC BASIN EQUITY PORTFOLIO
                        OF THE SEI INTERNATIONAL TRUST
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                March 15, 1996

            THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE
                        PACIFIC BASIN EQUITY PORTFOLIO

This Proxy is for your use in voting on various matters relating to the Reorganization of the Pacific Basin Equity Portfolio and the International Equity Portfolio of the SEI International Trust ("International Trust"). The undersigned Shareholder(s) of the Pacific Basin Equity Portfolio revoking previous proxies, hereby appoint(s) David G. Lee and Robert B. Carroll and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Pacific Basin Equity Portfolio to be held on March 15, 1996, and any adjournments thereof, to vote all of the shares of the Pacific Basin Equity Portfolio that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below. The Board of Trustees of the Pacific Basin Equity Portfolio is soliciting the approval of the proposed Agreement and Plan of Reorganization and Liquidation (the "Plan"). In order to be approved, greater than 50% of the shares of each of the Pacific Basin Equity Portfolio that are outstanding and entitled to vote at the Meeting must vote to approve the Plan. All capitalized terms used herein have the same meaning given them in the enclosed Prospectus/Proxy Statement or in the Plan.

     THE BOARD OF TRUSTEES OF THE PACIFIC BASIN EQUITY PORTFOLIO RECOMMENDS THAT THE SHAREHOLDERS OF THE PACIFIC BASIN EQUITY PORTFOLIO VOTE "FOR" THE
PROPOSAL SET FORTH BELOW:

     The undersigned, a Shareholder of the Pacific Basin Equity Portfolio, hereby votes in the following manner:

     (1) the approval or disapproval of an Agreement and Plan of Reorganization and Liquidation providing for (i) the transfer of substantially all of the assets and liabilities of the Pacific Basin Equity Portfolio to the International Equity Portfolio in exchange for Class A Shares of the International Equity Portfolio; (ii) the distribution of the International Equity Portfolio Shares so received to shareholders of the Pacific Basin Equity Portfolio; and (iii) the termination under state law of the Pacific Basin Equity Portfolio.

             ____ FOR          ____ AGAINST          ____ ABSTAIN

     (2) To transact such other business as may properly come before the Meeting.

This Proxy will be voted as indicated above. If no indication is made, this Proxy will be voted FOR the proposal set forth above.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement of the Board of Trustees.

     Please Date:  ----                Date: _________________, 1995

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust, or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.


____________________________   _________________________________
(Signature of Shareholder)     (Co-owner signature, if any)


____________________________   _________________________________
(Printed Name of Shareholder)  (Printed name of co-owner, if any)

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                         THE EUROPEAN EQUITY PORTFOLIO
                        OF THE SEI INTERNATIONAL TRUST
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                March 15, 1996

            THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE
                           EUROPEAN EQUITY PORTFOLIO

This Proxy is for your use in voting on various matters relating to the Reorganization of the European Equity Portfolio and the International Equity Portfolio of the SEI International Trust ("International Trust"). The undersigned Shareholder(s) of the European Equity Portfolio revoking previous proxies, hereby appoint(s) David G. Lee and Robert B. Carroll and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the European Equity Portfolio to be held on March 15, 1996, and any adjournments thereof, to vote all of the shares of the European Equity Portfolio that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below. The Board of Trustees of the European Equity Portfolio is soliciting the approval of the proposed Agreement and Plan of Reorganization and Liquidation (the "Plan"). In order to be approved, greater than 50% of the shares of each of the European Equity Portfolio that are outstanding and entitled to vote at the Meeting must vote to approve the Plan. All capitalized terms used herein have the same meaning given them in the enclosed Prospectus/Proxy Statement or in the Plan.

     THE BOARD OF TRUSTEES OF THE EUROPEAN EQUITY PORTFOLIO RECOMMENDS THAT THE SHAREHOLDERS OF THE EUROPEAN EQUITY PORTFOLIO VOTE "FOR" THE PROPOSAL SET FORTH BELOW:

     The undersigned, a Shareholder of the European Equity Portfolio, hereby votes in the following manner:

     (1) the approval or disapproval of an Agreement and Plan of Reorganization and Liquidation providing for (i) the transfer of substantially all of the assets and liabilities of the European Equity Portfolio to the International Equity Portfolio in exchange for Class A Shares of the International Equity Portfolio; (ii) the distribution of the International Equity Portfolio Shares so received to shareholders of the European Equity Portfolio; and (iii) the termination under state law of the European Equity Portfolio.

             ____ FOR          ____ AGAINST          ____ ABSTAIN

     (2) To transact such other business as may properly come before the Meeting.

This Proxy will be voted as indicated above. If no indication is made, this Proxy will be voted FOR the proposal set forth above.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement of the Board of Trustees.

     Please Date:  ----                Date: _________________, 1995

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust, or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.


____________________________   _________________________________
(Signature of Shareholder)     (Co-owner signature, if any)


____________________________   _________________________________
(Printed Name of Shareholder)  (Printed name of co-owner, if any)

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.